                                                                  Exhibit 10.11

                                    $10,000,000
                                   NONNEGOTIABLE
                                 SUBORDINATED NOTE

                                 October 29, 1999

     FOR VALUE RECEIVED, PF.Net Holdings, Limited, a Delaware corporation (the "COMPANY", which term shall include any entity which shall succeed to or assume the obligations of the Company), promises to pay to Koch Telecom Ventures, Inc., a Delaware corporation, its successors or assigns (the "HOLDER"), the principal sum of Ten Million Dollars ($10,000,000.00) plus such additions to such principal amount as may be added thereto pursuant to the terms and conditions hereof, in lawful money of the United States of America and in immediately available funds, on the Note Maturity Date (as defined below), together with interest on the outstanding principal balance payable in like money or securities as provided below, at the then Applicable Rate (as defined below) per annum (subject to increase as set forth below with respect to overdue interest) which interest shall accrue from the date hereof until paid in full, and which interest shall be compounded quarterly. Subject to the terms of Sections 3 and 4(ii) hereof, interest shall be payable semi-annually in arrears on February 1 and November 1 in each year and on the Note Maturity Date (each, an "INTEREST PAYMENT DATE") commencing on February 1, 2000, until paid in full. All payments of interest due on the outstanding principal amount of this Note as of each Interest Payment Date (which principal amount shall include all conversions of interest into additional principal made prior to each Interest Payment Date), including, without limitation, all overdue interest, if any, shall be converted into additional principal hereunder and shall be recorded by the Holder on the schedule attached hereto and made part of this Note (or on a continuation of such schedule attached hereto) or on the Holder's records as principal balance of this Note as of such Interest Payment Date. Subject to the terms of Sections 3 and 4(ii) hereof, after maturity of any amount due under this Note (whether by acceleration or otherwise) such overdue amount shall be payable on demand.

     As used herein, (i) "APPLICABLE RATE" means (w) at any time Bridge Loans are outstanding, the rate of interest applicable to such Bridge Loans from time to time, (x) at any time Term Loans or Exchange Notes are outstanding, the rate of interest applicable to such Term Loans and/or Exchange Notes from time to time, (y) following repayment in full of Bridge Loans, the Term Loans and the Exchange

Notes and so long as Take-Out Securities are outstanding, the rate of interest applicable to the Take-Out Securities on the date of issuance thereof, and (z) at all other times, the rate at which this Note accrued interest pursuant to clause (w), (x) or (y) above, as applicable, immediately prior to the time the last of clause (w), (x) or (y) ceased to be applicable, and (ii) "NOTE MATURITY DATE" means (a) if no Take-Out Securities are issued, January 31, 2010, (b) if Take-Out Securities are issued, the date which is the earlier to occur of (I) ten (10) years and ninety-one (91) days after the initial issuance of such Take-Out Securities and (II) January 31, 2011.

     To the extent permitted by law, overdue interest shall bear interest at the then Applicable Rate plus two percent (2%) per annum. Interest shall be computed on a 360-day-year, 30-day-month basis. All conversions of interest into additional principal made pursuant to this Note shall constitute payment by the Company of all such interest due as of the date of such conversion and all amounts of interest so converted into additional principal shall constitute principal for all purposes hereunder. Any such recordation of additional principal amount by the Holder on the schedule attached hereto and made a part of this Note (or a continuation of such schedule attached hereto) or on the Holder's records shall constitute PRIMA FACIE evidence of the accuracy of the information so recorded in the absence of manifest error; PROVIDED, HOWEVER, that the failure by the Holder to make any such recordation shall not limit or otherwise affect any of the obligations of the Company under this Note, or the calculation of principal or interest due hereunder. The Company hereby covenants and agrees to provide the Holder with all information reasonably requested by the Holder from time to time to enable the Holder to determine the then Applicable Rate, including without limitation information with respect to interest rate calculations under the Bridge Loan Agreement.

     Notwithstanding anything to the contrary contained in this Note, the Company and the Holder hereby agree that all agreements between the Company and the Holder are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to the Holder as evidenced hereby exceed the maximum nonusurious interest rate that at any time may be contracted for, taken, reserved, charged or received on such amounts under the laws of the State of New York (or the laws of any other jurisdiction whose laws may be mandatorily applicable notwithstanding any other provision of this Note) (such rate, the "HIGHEST LAWFUL RATE"). If due to any circumstance whatsoever, fulfillment of any provision of this Note at the time performance of such provision shall be due shall exceed the Highest Lawful Rate, then automatically, the obligation to be fulfilled shall be modified or reduced to the extent necessary to limit such interest to the Highest Lawful Rate.

    1. This Note is delivered to the initial Holder by the Company in accordance with the terms of the Amended and Restated Fiber Networks Development Agreement, dated October 29, 1999 (as may be further amended or otherwise modified from time to time, the "DEVELOPMENT AGREEMENT"), by and between PF.Net Corp., a Delaware corporation ("PF.NET CORP."), and Sea
Breeze Communication Company, a Delaware corporation. Terms defined and used in the Development Agreement shall have the same meanings in this Note unless otherwise defined herein. The Company has no right to withhold and set-off against any amount due hereunder the amount of any claim for indemnification, payment of damages, or otherwise under the Development Agreement.

    2. All payments of (a) principal and interest (if payable hereunder in immediately available funds) shall be payable by wire transfer to an account designated in writing by the Holder to the Company (provided that the Holder shall provide the Company written notice at least three (3) business days notice before a payment is due of any new wiring instructions) and (b) interest paid by conversion into principal shall be so converted without any action by the Company on the date that such interest payment is due.

    3. Except with respect to any mandatory prepayment of this Note pursuant to Section 4(ii) hereof, the Company and the Holder, by its acceptance of this Note, agree that (x) the payment of the principal of and interest on this Note and (y) any other payment in respect of this Note, is expressly made and shall be subordinated in right of payment, to the extent and in the manner provided in this Section 3, to the prior payment in full of all existing and future Senior Debt of the Company, and that these subordination provisions are for the benefit of the holders of Senior Debt.

         This Section 3 shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt, and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

              (1) Except with respect to any mandatory prepayment pursuant to Section 4(ii) hereof or as otherwise permitted by this Note, until all of the Senior Debt has been paid in full, (i) the Company shall not, directly or indirectly, make any payment or other distribution with respect to any of the payments due under this Note nor shall any property or assets of the Company be applied to the acquisition or retirement of any of the payments due under this Note (except, in any case, for the regularly scheduled payments of interest by the conversions of such amounts of interest into principal); (ii) the Company shall not allow a lien on any of its assets to secure or satisfy any of the payment obligations under this Note; and (iii) the Holder shall not demand or accept from the Company or any other person any payments (except, in any case, for the regularly scheduled payments of interest by the conversions of such amounts of interest into principal) or other distributions or collateral with respect to any payment obligations under this Note.

              (2) (i) Notwithstanding the provisions of paragraph (a) above, but subject to the provisions of Section 3(c) below, the Company may pay, and the Holder may receive, the principal amount outstanding under this Note together with accrued interest, if any, thereon at the maturity of this Note.

                   (ii) Notwithstanding the provisions of any agreements and instruments governing Senior Debt (the "SENIOR DEBT DOCUMENTS") or this
Section 3, the Company shall pay, and the Holder may receive, the principal amount outstanding under this Note together with accrued interest thereon upon the occurrence of any of the events set forth in Section 4(ii) hereof.

               (c) (i) In the event the Company shall default in the payment of any principal or interest on the Senior Debt when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise, then, unless and until such default shall have been remedied or waived or shall have ceased to exist, no direct or indirect payment (in cash, property or securities or otherwise, but excluding regularly scheduled payments of interest by conversions of such amounts of interest into principal) shall be made or agreed to be made on account of this Note.

                   (ii) Upon the happening of an Event of Default (as defined in any Senior Debt Document) (a "SENIOR EVENT OF DEFAULT"), other than under circumstances when the terms of Section 3(c)(i) hereof are applicable, then, unless and until such Senior Event of Default shall have been remedied or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, or securities or otherwise, but excluding regularly scheduled payments of interest by conversions of such amounts of interest into principal) shall be made or agreed to be made on account of this Note, during any period:

                        (1) of one hundred seventy-nine (179) days after the written notice of such Senior Event of Default (such period of 179 or fewer days being hereinafter referred to as the "PAYMENT BLOCKAGE PERIOD") shall have been given to the Company and to the Holder from any agent (or equivalent) under any Senior Debt Document (a "BLOCKAGE NOTICE"); or

                        (2) a notice of acceleration of the maturity of the Senior Debt shall have been transmitted to the Company and to the Holder from any agent (or equivalent) under any Senior Debt Document in respect of such Senior Event of Default and such acceleration shall not have been rescinded.

         The foregoing provisions of this Section 3(c) to the contrary notwithstanding, (i) not more than one Blockage Notice shall be given (in the aggregate) within one calendar year, and (ii) no Senior Event of Default that existed upon the date of delivery of such Blockage Notice shall be made the basis for the commencement of any other Payment Blockage Period.

         During the existence of a Payment Blockage Period, the Holder may not exercise any of its rights to declare this Note to be in default or accelerate or exercise any other remedies available to it unless and until any Senior Debt outstanding shall have been accelerated.

         In the event that, notwithstanding the foregoing provisions of this
Section 3, any payment or distribution of assets in respect of this Note, including principal of or interest on this Note for cash, property or securities, shall be made by the Company and received by the Holder, at a time when such payment or distribution was prohibited by the provisions of this
Section 3, then, unless such payment or distribution is no longer prohibited by this Section 3, such payment or distribution shall be received and held in trust by the Holder for the benefit of the holders of Senior Debt of the Company, and shall be paid or delivered by the Holder to the holders of Senior Debt of the Company remaining unpaid or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Debt of the Company may have been issued, ratably according to the aggregate amounts unpaid on account of such Senior Debt held or represented by each, for application to the payment of all Senior Debt in full in cash or otherwise to the extent each of the holders of such Senior Debt accept satisfaction of amounts due by settlement in other than cash after giving effect to all concurrent payments and distributions to or for the holders of such Senior Debt.

               (d) Upon any distribution of assets of the Company or upon any dissolution, winding up, total or partial liquidation or reorganization of the Company, whether voluntary or involuntary, in bankruptcy, insolvency, receivership or a similar proceeding or upon assignment for the benefit or creditors or any marshalling of assets or liabilities, but only until all Senior Debt has been paid in full:

                         (1) the holders of all Senior Debt of the Company shall first be entitled to receive payments in full of all amounts of Senior Debt in cash or otherwise to the extent each of such holders accepts satisfaction of amounts due by settlement in other than cash before the Holder is entitled to receive any payment or distribution on account of the principal of, premium, if any, and any interest on, or other amounts with respect to, this Note (except, in any case, for the payments of interest due hereunder by the conversion of such amounts of interest into principal);

                         (2) any payment or distribution of assets of the Company of any kind or character from any source, whether in cash, property or securities (except, in any case, for the payments of interest due hereunder by the conversion of such amounts of interest into principal), to which the Holder would be entitled except for the provisions of this Section 3, shall be paid by the liquidating trustee or agent or other person making such a payment or distribution, directly to the holders of such Senior Debt or their representative to the extent necessary to make payment in full on all such Senior Debt remaining unpaid, after giving effect to all concurrent payments and distributions to the holders of such Senior Debt;

                         (3) any agent (or equivalent) under the Senior Debt Documents shall have the right to file proofs of claim in respect of this Note to the extent not filed by the Holder; and

                         (4)  in the event that, notwithstanding the
      foregoing, any payment or distribution of assets of the Company shall be received by the Holder at a time when such payment or distribution shall be prohibited by the foregoing provisions, such payment or distribution shall be held in trust for the benefit of the holders of such Senior Debt, and shall be paid or delivered by the

     Holder to the holders of such Senior Debt remaining unpaid or to their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any such Senior Debt may have been issued, ratably according to the aggregate principal amounts remaining unpaid on account of such Senior Debt held or represented by each, for application to the payment of all such Senior Debt in full in cash or otherwise to the extent each of the holders of such Senior Debt accept satisfaction of amounts due by settlement in other than cash after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

              (e) The Holder shall not be entitled to be subrogated to the rights of the holders of the Senior Debt to receive payments or distributions of assets of the Company applicable to the Senior Debt until the payment in full of the Senior Debt, and for the purpose of such subrogation no such payments or distributions to the holders of such Senior Debt by or on behalf of the Company, or by or on behalf of the Holder by virtue of this Section 3, which otherwise would have been made to the Holder shall, as between the Company and the Holder, be deemed to be payment by the Company on account of such Senior Debt, it being understood that the provisions of this Section 3 are and are intended solely for the purpose of defining the relative rights of the Holder, on the one hand, and the holders of such Senior Debt, on the other hand.

         If any payment or distribution to which the Holder would otherwise have been entitled but for the provisions of this Section 3 shall have been applied, pursuant to the provisions of this Section 3, to the payment of amounts payable under Senior Debt of the Company, then the Holder shall be entitled to receive from the holders of such Senior Debt any payments or distributions received by such holders of Senior Debt in excess of the amount sufficient to pay all amounts payable under or in respect of such Senior Debt in full in cash or otherwise to the extent each of such holders accepts satisfaction of amounts due by settlement in other than cash.

              (f)  For purposes of this Note:

         "BRIDGE LOAN AGREEMENT" means the Bridge Loan Agreement, dated as of October 29, 1999, among the Company, the financial institutions party thereto, and WARBURG DILLON READ LLC, as joint lead arranger and syndication agent, and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Swit-zerland, acting through its New York Branch, as joint lead arranger and administrative agent, as amended, modified, restated or increased from time to time.

         "BRIDGE LOANS" has the meaning given such term in the Bridge Loan Agreement as in effect on the date hereof.

         "EXCHANGE NOTES" has the meaning given such term in the Bridge Loan Agreement as in effect on the date hereof.

         "SENIOR DEBT" means all obligations with respect to all (a) Bridge Loans, Term Loans, Exchange Notes, Take-Out Securities and any other indebtedness of the Company which by its terms is expressly senior in right of payment to this Note and (b) principal, interest, premium, penalty, indemnities, fees and expenses in respect thereof or under the agreements or instruments governing the indebtedness described in clause (a) hereof, including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided in the Senior Debt Documents with respect thereto, whether or not such interest is an allowed claim under applicable law.

         "TAKE-OUT SECURITIES" has the meaning given such term in the Bridge Loan Agreement as in effect on the date hereof.

         "TERM LOANS" has the meaning given such term in the Bridge Loan Agreement as in effect on the date hereof.

    4. The Company covenants that (i) neither the documents evidencing any Senior Debt nor any other agreement, instrument or document to which the Company is a party, shall restrict the payment or repayment of this Note at maturity other than upon the occurrence of the conditions set forth in
Section 3 hereof and (ii) notwithstanding the provisions of Section 3 hereof, it shall prepay the entire amount outstanding under this Note, with interest prorated up to the date of any such prepayment, simultaneously with either
(A) the consummation of a Qualified Equity Offering or (B) any Change of Control. Notwithstanding the foregoing, if a Qualified Equity Offering is consummated at a time when the Bridge Loans are still outstanding, the Company's obligation to prepay the entire amount under this Note, with interest prorated as set forth in the preceding sentence, shall be deferred until the earlier to occur of the date on which (i) there are no Bridge
Loans outstanding or (ii) either Term Loans, Exchange Notes or the Take-Out Securities are outstanding. For purposes of this Section 4, (I) "QUALIFIED EQUITY OFFERING" means an equity offering or series of equity offerings of the Company, whether pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "ACT"), or pursuant to a private placement of equity securities exempt from registration under the Act, that after giving effect to the offering or series of offerings result in aggregate cash proceeds to the Company or any of its subsidiaries of at least $50 million, exclusive of underwriter's fees, discounts and other expenses, and (II) "CHANGE OF CONTROL" has the meaning given such term in (w) the Bridge Loan Agreement as in effect on the date hereof, for so long as the Bridge Loans are outstanding, (x) the Term Loan Agreement (as such term is defined in the Bridge Loan Agreement as in effect on the date hereof) and, in addition, in any indenture relating to any Exchange Notes, for so long as any Term Loans or Exchange Notes are outstanding, (y) as defined in the indenture relating to the Take-Out Securities, for so long as any Take-Out Securities are outstanding and no Bridge Loans, Term Loans or Exchange Notes are outstanding and (z) if no Bridge Loans, Term Loans, Exchange Notes or Take-Out Securities are outstanding, the applicable Bridge Loan, Term Loan, Exchange Notes or Take-Out Securities Senior Debt Document which was applicable immediately prior to the date on which no Bridge Loans, Term Loans, Exchange Notes or Take-Out Securities were outstanding.

    5. If either (i) the Company shall fail to pay any principal of or interest on this Note when due and payable whether at maturity or prepayment or otherwise, and such amount shall remain unpaid for three (3) business days after the due date thereof; or (ii) if any Cross Default Event occurs; or
(iii) the Company shall default in the due performance or observance of any term or covenant contained within this Note (other than with respect to the payment of principal or interest on this Note referred to in (i) above), and such default shall remain unremedied for a period of ten (10) business days after written notice thereof is provided to the Company; or (iv) the Company shall admit in writing its inability to pay its debts; or suffer a receiver or custodian (or other person performing a similar function) for it or substantially all of its property to be appointed and, if appointed without its consent, not to be discharged within ninety (90) days; or (v) make a general assignment for the benefit of its creditors, or suffer proceedings under any law relating to bankruptcy, insolvency, reorganization or relief of debtors to be instituted by or against it and if contested by it not to be dismissed or stayed within ninety (90) days; or (vi) suffer any judgment, writ of attachment, or execution of any similar process to be issued or levied against a substantial part of its property (but in no event $10 million or less) which is not released, stayed, bonded, or vacated within thirty (30) days after its issue or levy, then, and in every such event (each of which is referred to herein as a "NOTE EVENT OF DEFAULT"), the Holder hereof may declare this Note to be in default and all principal

(which principal amount shall include all conversions of interest into additional principal), interest and other amounts owing to the Holder to be due and payable (PROVIDED that the Holder may not so declare with respect to any Note Event of Default referred to in clauses (i), (ii) or (iii) above so long as a Payment Blockage Period is then in effect), and it shall, at the Holder's election, thereupon forthwith become due and payable in full, without presentment, demand, protest, or any notice of any kind (other than notice of such election), all of which are hereby expressly waived. Notwithstanding the foregoing, if a Note Event of Default specified in clauses (iv), (v) or (vi) above shall occur, then all principal (which principal amount shall include all conversions of interest into additional principal), interest and other amounts owing to the Holder hereunder shall immediately become due and payable without the giving of any notice or other action by the Holder, which notice or other action is expressly waived by the Company. If a Note Event of Default specified in clauses (i), (ii) or (iii) above shall occur, the Holder may declare amounts hereunder to be due and payable by notice in writing to the Company and to any agent (or equivalent) under the Senior Debt Documents for the holders of Senior Debt (to the extent the identity of any such agent (or equivalent) is provided to the Holder by the Company or is otherwise known to the Holder) specifying the applicable Note Event of Default and that it is a "notice of acceleration", and the same
(x) shall become immediately due and payable or (y) if any Senior Debt is then outstanding, shall become due and payable upon the first to occur of an acceleration of the Senior Debt or the date which is five business days after receipt by the Company and such holders of such notice of acceleration. For purposes of this Section 5, "CROSS DEFAULT EVENT" means any default, event of default or other occurrence with respect to the Senior Debt (or any portion thereof) relating to the payment of any monies by the Company to any other person or entity, or any other indebtedness or other obligation with an aggregate principal amount of $10,000,000 or more, occurs and continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure; PROVIDED, HOWEVER, that if any Senior Debt Document contains a cross default provision with respect to indebtedness requiring cross acceleration of such indebtedness as a condition to the occurrence of a default under such cross default provision, then such cross acceleration provision shall be deemed to be applicable to the definition of "Cross Default Event" hereunder so long as such cross acceleration provision with respect to such Senior Debt Document remains in full force and effect.

     6. In any case where the date of payment or any prepayment of the principal of or interest on this Note shall be at any place of payment a Saturday, Sunday, a legal holiday, or a day on which banking institutions are authorized or obliged by law or regulation to close, then payment of principal or interest need not be made on such date at such place but may be made on the next succeeding day that is not at such place of payment a Saturday, Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law or regulation to close, with the same force and effect as if made on the date of maturity or the date fixed for payment, and no interest shall accrue for the period after such date; PROVIDED that in any event the final payment on the Note Maturity Date shall include all unpaid principal and accrued and outstanding interest on this Note in immediately available funds.

     7. The Holder shall not be deemed to have waived or amended any of the Holder's rights hereunder unless such waiver or amendment is in writing and signed by the Holder. This Note shall not be amended or otherwise modified except by an instrument in writing executed by the Company and the Holder; PROVIDED, HOWEVER, that any amendment of Section 3 hereof or to any other section hereof that would adversely affect the holders of the Senior Debt shall require the written consent of the holders of such Senior Debt having or holding more than 50% of the sum of the aggregate principal amount of the Senior Debt outstanding. No delay or omission on the part of the Holder in exercising any such right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

     8.   Notwithstanding Section 4(ii) hereof but subject to the terms of
Section 3 hereof, the principal sum of this Note may be prepaid by the Company in whole or in part at any time and from time to time without penalty or premium, with interest prorated up to the date of any such prepayment.

     9. This Note shall bear the legend attached hereto, the provisions of which are incorporated herein by reference.

     10. The obligations of the Company under this Note may not be assigned or otherwise transferred by the Company without the prior written consent of the Holder. The Holder may (i) assign or transfer and (ii) pledge, hypothecate or otherwise encumber this Note, in each case in its discretion.

     11. Any notice, request, instruction or other document to be given hereunder by either party to the other shall be in writing and shall be delivered either by hand or by certified mail, postage prepaid, and certified return receipt requested to the following address or such other address as the parties hereto may provide to each other in writing:

          To PF.Net:                    Chief Financial Officer
                                        PF.Net Holdings, Limited
                                        c/o PF.Net Corp.
                                        1701 Broadway Street
                                        Suite 358
                                        Vancouver, WA 98663

          To Koch Telecom:              Koch Telecom Ventures, Inc.
                                        4111 E. 37th St. N
                                        Wichita, KS  67220
                                        Attn: President

            with a copy to:             Koch Telecom Ventures, Inc.
                                        4111 E. 37th St. N
                                        Wichita, KS  67220
                                        Attn: Tye G. Darland

     12. This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to any conflicts of laws principles thereof that would otherwise require the application of the law of any other jurisdiction. Any legal action or proceeding with respect to this Note may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Note, the Company and Holder hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts.

     This Note has been executed by the Company under seal as of the day, month and year first above written.

                                            PF.NET HOLDINGS, LIMITED

[SEAL]

Attest: /s/ Clint Warta                     By:  /s/ Stephen Irwin
        -------------------                       ------------------

                               LEGEND


         This Note has not been registered under the Securities Act of 1933 or qualified under any state securities laws. This Note may not be sold, assigned or transferred in the absence of an effective registration statement under such Act and qualification under such laws or pursuant to a transaction in which such registration and qualification are not in the circumstances required.

              Note Schedule Attached to Non-Negotiable
                   $10,000,000 Subordinated Note
                 payable by PF.Net Holdings, Limited

               INTEREST PAYMENTS CONVERTED TO PRINCIPAL


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             Amount of        Aggregate
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Date         Payment          Balance                     Made By

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